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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated August 24, 1998, on the financial statements of Dillard Smith Construction Company included in the Current Report on Form 8-K of Quanta Services, Inc. filed on June 17, 1999.

                                        /s/ Joseph Decosimo and Company, LLP
                                        ----------------------------------------
                                        JOSEPH DECOSIMO AND COMPANY, LLP

Chattanooga, Tennessee
June 22, 1999